NEWS RELEASE

AEROFLEX ANNOUNCES SECOND QUARTER FISCAL 2014 RESULTS

PLAINVIEW, New York — February 7, 2014 — Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of high performance microelectronic components, and test and measurement equipment, today announced its financial results for the second quarter of fiscal 2014, which ended December 31, 2013.

As announced on September 5, 2013, Aeroflex sold the net assets of Aeroflex Test Equipment Services (“ATES”), a division of its U.K. subsidiary, Aeroflex Limited, for $18.4 million in cash. The results of operations of ATES are reported as income from discontinued operations. Aeroflex’s prior period results have been adjusted to reflect this transaction.

Aeroflex’s results from continuing operations for the second quarter of fiscal 2014 are discussed below:

•	Net sales were $151.1 million compared to $151.9 million in the second quarter of fiscal 2013.

•	Operating income was $9.5 million and income from continuing operations was $1.1 million, or $0.01 per share, compared to operating income of $5.1 million and income from continuing operations of $0.2 million, or $0.00 per share, in the second quarter of fiscal 2013.

•	On a Non-GAAP basis, Adjusted EBITDA was $26.1 million compared to Adjusted EBITDA of $27.4 million in the second quarter of fiscal 2013. For the quarter, Non-GAAP operating income was $20.8 million compared to $22.5 million, and Non-GAAP net income was $9.2 million, or $0.11 per share, compared to of $8.7 million, or $0.10 per share, last year.

“This quarter we regained our momentum across many of our core growth markets,” stated Len Borow, Chief Executive Officer of Aeroflex. “Led in particular by a strong showing in AMS, our book-to-bill was significantly above 1-to-1 as a company. Our ATS segment’s book-to-bill was also above 1-to-1 for the quarter. AMS bookings were strong led by our two significant contract wins for mixed-signal semiconductors in new market adjacencies. Our ATS wireless infrastructure business continued to benefit from demand for next generation LTE technology in growing markets such as Asia, which resulted in a record bookings quarter for TM500s. Our strong bookings and market momentum are positioning us well to drive a very strong second half of fiscal 2014.”

The following tables present selected financial information for the three and six months ended December 31, 2013 and 2012 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). Prior fiscal year comparative information has been restated to present the operating results of ATES as a discontinued operation. A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release. The 32% Non-GAAP effective tax rate in the fiscal 2014 period and 33% in the fiscal 2013 period result from Aeroflex’s geographic mix of Non-GAAP pre-tax income. These rates were applied to Aeroflex’s Non-GAAP pre-tax income for the three and six months periods ended December 31, 2013 and 2012, respectively.

Selected GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Net sales	$151,105	$151,872	$283,837	$289,507

Gross profit	74,980	78,058	140,798	146,280
Gross margin	49.6%	51.4%	49.6%	50.5%

Operating income (loss)	9,523	5,074	9,486	(949)

Income (loss) from continuing operations	1,127	173	(2,828)	(14,343)

Income from discontinued operations	-	572	14,462	949

Net income (loss)	$1,127	$745	$11,634	$(13,394)

Income (loss) per common share - basic:
Continuing operations	$0.01	$-	$(0.03)	$(0.17)
Discontinued operations	-	0.01	0.17	0.01
Net income (loss)	$0.01	$0.01	$0.14	$(0.16)

Income (loss) per common share - diluted:
Continuing operations	$0.01	$-	$(0.03)	$(0.17)
Discontinued operations	-	0.01	0.17	0.01
Net income (loss)	$0.01	$0.01	$0.14	$(0.16)

Weighted average number of common shares outstanding:
Basic	85,014	84,870	84,965	84,853
Diluted	85,223	84,880	84,965	84,853

Selected Non-GAAP Results

(In thousands, except percentages and per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net sales	$151,105	$151,872	$283,837	$289,507

Gross profit	75,539	78,244	141,692	146,661
Gross margin	50.0%	51.5%	49.9%	50.7%

Operating income	20,795	22,497	33,913	37,456

Net income	$9,248	$8,707	$13,485	$12,201

Net income per common share:
Basic	$0.11	$0.10	$0.16	$0.14
Diluted	$0.11	$0.10	$0.16	$0.14

Weighted average number of common shares outstanding:
Basic	85,014	84,870	84,965	84,853
Diluted	85,223	84,880	85,229	84,870

Adjusted EBITDA	$26,071	$27,445	$44,583	$47,297

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Business Outlook

For the third quarter ending March 31, 2014, Aeroflex expects net sales to be between $155 million and $162 million, GAAP income from continuing operations to be between $4 million and $8 million, Adjusted EBITDA to be between $26 million and $30 million, GAAP income from continuing operations per share to be between $0.04 and $0.07 and Non-GAAP net income per share to be between $0.11 and $0.14.

The business outlook includes the results of Aeroflex’s recently announced Shenick Network Systems (“Shenick”) acquisition from the date of closing through March 31, 2014. Additionally, the Company anticipates the acquisition of Shenick will be neutral to Adjusted EBITDA in fiscal 2014 and accretive to Adjusted EBITDA in fiscal 2015. For the calendar year 2013, Shenick had net sales of $9.4 million.

The range of expected GAAP and Non-GAAP earnings per share for the fiscal third quarter was calculated using GAAP and Non-GAAP effective tax rates of 29% and 32%, respectively.

Non-GAAP Presentation

This press release contains Non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of Non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these Non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar Non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 8:15 a.m. (eastern standard time) today, February 7th during which management will discuss the financial results. To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 53187416.

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About Aeroflex

Aeroflex Holding Corp. is a leading global provider of high performance microelectronic components, and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy, financial results and plans and objectives of its management for future operations are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; changes in government spending; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; the failure of suppliers to provide raw materials and/or properly functioning component parts; the inability to meet covenants contained in debt agreements; the termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations, the Foreign Corrupt Practices Act and Conflict Minerals regulations, and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and terrorist acts or acts of war. Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements. Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change. Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:

Andrew Kaminsky

Aeroflex Holding Corp.

(516) 752-6401

andrew.kaminsky@aeroflex.com

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended December 31,
	2013	2012

Net sales	$151,105	$151,872
Cost of sales	76,125	73,814
Gross profit	74,980	78,058

Operating expenses:
Selling, general and administrative costs	34,012	36,427
Research and development costs	22,694	21,088
Amortization of acquired intangibles	7,212	14,063
Restructuring charges	1,539	66
Impairment of asset held for sale	-	1,340
Total operating expenses	65,457	72,984
Operating income	9,523	5,074

Other income (expense):
Interest expense	(7,240)	(9,768)
Write-off of deferred financing costs	-	(227)
Other income (expense), net	(296)	(212)
Total other income (expense), net	(7,536)	(10,207)

Income (loss) from continuing operations before income taxes	1,987	(5,133)
Provision (benefit) for income taxes	860	(5,306)
Income from continuing operations	1,127	173

Discontinued operations:
Income from discontinued operations, net of tax provision of $178	-	572

Net income	$1,127	$745

Income per common share - basic:
Continuing operations	$0.01	$-
Discontinued operations	-	0.01
Net income	$0.01	$0.01
Income per common share - diluted:
Continuing operations	$0.01	$-
Discontinued operations	-	0.01
Net income	$0.01	$0.01

Weighted average number of common shares outstanding:
Basic	85,014	84,870
Diluted	85,223	84,880

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Six Months Ended December 31,
	2013	2012

Net sales	$283,837	$289,507
Cost of sales	143,039	143,227
Gross profit	140,798	146,280

Operating expenses:
Selling, general and administrative costs	67,180	71,947
Research and development costs	44,179	41,966
Amortization of acquired intangibles	17,730	28,643
Restructuring charges	2,223	3,333
Impairment of asset held for sale	-	1,340
Total operating expenses	131,312	147,229
Operating income (loss)	9,486	(949)

Other income (expense):
Interest expense	(14,492)	(19,846)
Write-off of deferred financing costs	-	(824)
Other income (expense), net	(347)	(501)
Total other income (expense), net	(14,839)	(21,171)

Income (loss) from continuing operations before income taxes	(5,353)	(22,120)
Provision (benefit) for income taxes	(2,525)	(7,777)
Income (loss) from continuing operations	(2,828)	(14,343)

Discontinued operations:
Income from discontinued operations, net of tax provision of $105 and $295	360	949
Gain on disposal of operations, net of tax of $0	14,102	-
Income from discontinued operations	14,462	949

Net income (loss)	$11,634	$(13,394)

Income (loss) per common share - basic and diluted:
Continuing operations	$(0.03)	$(0.17)
Discontinued operations	0.17	0.01
Net income (loss)	$0.14	$(0.16)

Weighted average number of common shares outstanding:
Basic and diluted	84,965	84,853

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Unaudited Selected Segment Data

(In thousands, except percentages)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net sales:
Microelectronic solutions ("AMS")	$83,757	$83,301	$157,763	$161,373
Test solutions ("ATS")	67,348	68,571	126,074	128,134
Total net sales	$151,105	$151,872	$283,837	$289,507

Gross profit:
- AMS	$37,532	$40,928	$71,826	$78,711
- ATS	37,448	37,130	68,972	67,569
Total gross profit	$74,980	$78,058	$140,798	$146,280

Gross margin:
- AMS	44.8%	49.1%	45.5%	48.8%
- ATS	55.6%	54.1%	54.7%	52.7%
Total gross margin	49.6%	51.4%	49.6%	50.5%

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,	June 30,
	2013	2013
Assets
Current assets:
Cash and cash equivalents	$60,949	$39,424
Accounts receivable, less allowance for doubtful accounts of $3,453 and $3,422	125,417	151,163
Inventories	170,146	156,516
Deferred income taxes	34,496	35,491
Prepaid expenses and other current assets	14,107	9,374
Total current assets	405,115	391,968

Property, plant and equipment, net of accumulated depreciation of $121,091 and $122,479	100,982	101,546
Deferred financing costs, net	10,722	11,580
Other assets	31,188	31,886
Intangible assets with definite lives, net	48,676	65,552
Intangible assets with indefinite lives	113,006	110,779
Goodwill	316,990	315,643

Total assets	$1,026,679	$1,028,954

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$29,174	$34,768
Advance payments by customers and deferred revenue	23,280	23,490
Income taxes payable	3,086	12,003
Accrued payroll expenses	17,655	21,694
Accrued expenses and other current liabilities	34,642	37,184
Total current liabilities	107,837	129,139

Long-term debt	587,000	587,000
Deferred income taxes	62,459	67,296
Other long-term liabilities	20,262	23,061
Total liabilities	777,558	806,496

Stockholders' equity:
Preferred stock, par value $.01 per share; 50,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized, 85,208,482 and 84,936,582 shares issued and outstanding	852	849
Additional paid-in capital	652,175	651,950
Accumulated other comprehensive income (loss)	(28,605)	(43,406)
Accumulated deficit	(375,301)	(386,935)
Total stockholders' equity	249,121	222,458

Total liabilities and stockholders' equity	$1,026,679	$1,028,954

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Aeroflex Holding Corp. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	Six Months Ended December 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$11,634	$(13,394)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	29,762	39,803
Gain on disposal of operations	(14,102)	-
Impairment of asset held for sale	-	1,340
Write-off of deferred financing costs	-	824
Deferred income taxes	(6,208)	(7,766)
Share-based compensation	2,012	1,367
Amortization of deferred financing costs	858	1,101
Other, net	208	774
Change in operating assets and liabilities, net of effects from sale of business:
Decrease (increase) in accounts receivable	23,864	20,404
Decrease (increase) in inventories	(11,728)	(1,342)
Decrease (increase) in prepaid expenses and other assets	(2,964)	3,676
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(23,292)	(2,678)

Net cash provided by (used in) operating activities	10,044	44,109

Cash flows from investing activities:
Net proceeds from the sale of business	18,389	-
Capital expenditures	(9,665)	(9,262)
Other, net	126	335

Net cash provided by (used in) investing activities	8,850	(8,927)

Cash flows from financing activities:
Debt repayments	-	(35,000)
Other, net	(1,757)	(641)

Net cash provided by (used in) financing activities	(1,757)	(35,641)

Effect of exchange rate changes on cash and cash equivalents	4,388	811

Net increase (decrease) in cash and cash equivalents	21,525	352
Cash and cash equivalents at beginning of period	39,424	41,324

Cash and cash equivalents at end of period	$60,949	$41,676

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Operating income (loss) - GAAP	$9,523	$5,074	$9,486	$(949)
Amortization of acquired intangibles	7,212	14,063	17,730	28,643
Restructuring related costs, including pro forma savings(a)	1,797	811	3,052	5,419
Impairment of asset held for sale	-	1,340	-	1,340
Share-based compensation	1,130	731	2,012	1,367
Other adjustments	1,133	478	1,633	1,636
Operating income - non-GAAP	$20,795	$22,497	$33,913	$37,456

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income (loss) - GAAP	$1,127	$745	$11,634	$(13,394)
Income from discontinued operations	-	(572)	(14,462)	(949)
Income (loss) from continuing operations	1,127	173	(2,828)	(14,343)
Amortization of acquired intangibles	7,212	14,063	17,730	28,643
Restructuring related costs, including pro forma savings(a)	1,797	811	3,052	5,419
Impairment of asset held for sale	-	1,340	-	1,340
Share-based compensation	1,130	731	2,012	1,367
Write-off of deferred financing costs	-	227	-	824
Amortization of deferred financing costs	430	547	858	1,101
Other adjustments	1,139	478	1,639	1,636
Tax impact of adjustments	(3,587)	(9,663)	(8,978)	(13,786)
Net income - non-GAAP	$9,248	$8,707	$13,485	$12,201

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Aeroflex Holding Corp. and Subsidiaries

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(In thousands)

Net income (loss)	$1,127	$745	$11,634	$(13,394)
Income from discontinued operations	-	(572)	(14,462)	(949)
Income (loss) from continuing operations	1,127	173	(2,828)	(14,343)
Interest expense	7,240	9,768	14,492	19,846
Provision (benefit) for income taxes	860	(5,306)	(2,525)	(7,777)
Depreciation and amortization	13,313	19,564	29,762	39,687
EBITDA	22,540	24,199	38,901	37,413

Restructuring related costs, including pro forma savings(a)	1,797	811	3,052	5,419
Impairment of asset held for sale	-	1,340	-	1,340
Share-based compensation	1,130	731	2,012	1,367
Write-off of deferred financing costs	-	227	-	824
Other defined items(b)	604	137	618	934
Adjusted EBITDA	$26,071	$27,445	$44,583	$47,297

(a)	Primarily reflects costs associated with the reorganization of our European operations and consolidation of certain of our U.S. operations. Pro forma savings reflect the costs that we estimate would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year. Pro forma savings were estimated to be $258,000 and $745,000 for the three months ended December 31, 2013 and 2012 and $829,000 and $2.1 million for the six months ended December 31, 2013 and 2012, respectively. The pro forma savings for the three months and six months ended December 31, 2012 includes an additional $745,000 and $1.7 million which was not reflected in our Adjusted EBITDA as reported in our December 31, 2012 report on Form 10-Q as it relates to restructuring activities recorded throughout fiscal 2013.

(b)	Reflects other adjustments required in calculating our debt covenant compliance. These other defined items include legal fees related to certain litigation and business acquisition and divestiture related costs.

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